Exhibit 10.3

Execution Version

Reference is made to the Intercreditor Agreement described below. Each Secured Party, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the Collateral Trustee on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Secured Party.

Notwithstanding any other provision contained herein, this Security Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Security Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

SECOND LIEN PLEDGE AND SECURITY AGREEMENT
and irrevocable proxy

This SECOND LIEN PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY dated as of March 12, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”) is entered into by ENERGY XXI GULF COAST, INC., a Delaware corporation (the “Company”), and each SUBSIDIARY GUARANTOR (as defined in the Indenture hereinafter described) party hereto on the date hereof or that becomes a party hereto after the date hereof pursuant to Section 7.11 (the Company and each such Subsidiary Guarantor from time to time party hereto, collectively, the “Grantors” and each, individually, a “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as Collateral Trustee (as defined in the Indenture hereinafter described) for the ratable benefit of the Secured Parties (as defined below).

WITNESSETH :

A.           The Company will issue its 11.000% Senior Secured Second Lien Notes due 2020 in an initial aggregate principal amount of $1,450,000,000, pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) by and among the Company, Energy XXI Ltd, Energy XXI USA, Inc., a Delaware corporation (“Intermediate Holdco”), the Subsidiary Guarantors party thereto from time to time and U.S. Bank National Association, as the Trustee (as defined therein).

B.           The Indenture requires the Grantors to enter into this Security Agreement and grant to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in the Collateral (as hereinafter defined).

C.           In connection with the Indenture, the Grantors, Intermediate Holdco, the Trustee and the Collateral Trustee are entering into that certain Collateral Trust Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Trust Agreement”), which sets forth the terms on which the Collateral Trustee will receive, hold, administer, maintain, enforce and distribute the proceeds of all liens upon any property of any Grantor or Intermediate Holdco at any time held by the Collateral Trustee, in trust for the benefit of the current and future holders of the Parity Lien Obligations (as defined in the Indenture), including the Secured Parties.

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D.           Certain Priority Lien Obligations and Junior Lien Obligations (each, as defined in the Indenture) may be outstanding from time to time and, as such, to set forth the relative rights of the holders of the Priority Lien Obligations, the holders of the Parity Lien Obligations (including the Secured Parties), and the holders of the Junior Lien Obligations, The Royal Bank of Scotland plc, as the Priority Lien Collateral Agent (as defined in the Indenture), and the Collateral Trustee are entering into that certain Intercreditor Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Intercreditor Agreement”).

E.           The board of directors or equivalent governing body of each Grantor, as applicable, has determined that such Grantor’s execution, delivery and performance of this Security Agreement may reasonably be expected to provide substantial benefit to such Grantor, directly or indirectly, and are in the best interests of such Grantor.

F.           Each Grantor has duly authorized the execution, delivery and performance of this Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital (including all capital stock, partnership, membership or other equity interests in such Person), whether or not certificated.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in Section 4.3(b).

“Company” is defined in the preamble.

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“Computer Hardware and Software Collateral” means (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form, (b) software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above, (c) all firmware associated therewith, (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c), and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Collateral Trustee, that provides for the Collateral Trustee to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of any Grantor, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor’s rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including without limitation those copyrights referred to in Item C of Schedule III hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by such Grantor.

“Distributions” means all cash, cash dividends, stock dividends, other distributions, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions or payments (whether similar or dissimilar to the foregoing) on or with respect to, or on account of, any Pledged Share or Pledged Interest or other rights or interests constituting Collateral.

“Equipment” is defined in Section 2.1(a).

“Filing Statements” is defined in Section 3.5.

“Excluded EPL Intercompany Note” means the intercompany note described in clause (5) of the definition of “Excluded Assets” in the Indenture, so long as the same constitutes an “Excluded Asset”.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

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“Governmental Approval” is defined in Section 2.1(f).

“Grantor” is defined in the preamble.

“Indenture” is defined in the recitals.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Intercreditor Agreement” is defined in the recitals.

“Inventory” is defined in Section 2.1(b).

“Obligor” means the Company and each Guarantor.

“Organic Document” means, relative to any Person, its certificate or articles of incorporation, articles and memorandum of association, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and similar or comparable agreement or certificate, and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Person’s Capital Securities.

“Patent Collateral” means (a) all inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including without limitation those patents referred to in Item A of Schedule III hereto, and any patent applications in preparation for filing, (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a), (c) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, and (d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

“Pledged Interests” means all Capital Securities or other ownership interests of any Pledged Interests Issuer described in Item A of Schedule I hereto; all registrations, certificates, articles, by-laws, regulations, limited liability company agreements or constitutive agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests, as such interests are amended, modified, or supplemented from time to time, and together with any interests in any Pledge Interests Issuer taken in extension or renewal thereof or substitution therefor.

“Pledged Interests Issuer” means each Person identified in Item A of Schedule I hereto as the issuer of the Pledged Shares or the Pledged Interests identified adjacent to the name of such Person.

“Pledged Note Issuer” means any issuer of a Pledged Note.

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“Pledged Notes” means all promissory notes issued to any Grantor, as such promissory notes are amended, restated, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor, provided, however, that the Excluded EPL Intercompany Note shall not constitute a “Pledged Note” hereunder.

“Pledged Property” means all Pledged Notes, Pledged Interests, Pledged Shares, all assignments of any amounts due or to become due with respect to the Pledged Interests or the Pledged Shares, all other instruments which are required to be delivered by any Grantor to the Collateral Trustee under this Security Agreement or any other Note Document, and all proceeds of any of the foregoing, provided, however, that the Excluded EPL Intercompany Note shall not constitute “Pledged Property” hereunder.

“Pledged Shares” means all Capital Securities of any Pledged Interests Issuer identified under Item A of Schedule I.

“Receivables” is defined in Section 2.1(c).

“Related Contracts” is defined in Section 2.1(c).

“second priority” means Liens that (a) may be junior in priority to the Liens securing Priority Lien Obligations, to the extent permitted to be incurred or to exist under the Intercreditor Agreement, and (b) are senior in priority to the Liens securing Junior Lien Obligations, to the extent permitted to be incurred or to exist under the Intercreditor Agreement.

“Secured Obligations” is defined in Section 2.2.

“Secured Parties” means the Trustee, the Collateral Trustee, the Holders and each other holder of any Secured Obligation.

“Securities Act” is defined in Section 6.2(a).

“Security Agreement” is defined in the preamble.

“Subsidiary Grantor” is defined in Section 2.8.

“Termination Date” means the earliest to occur of (a) the satisfaction and discharge of the Indenture pursuant to Article 10 thereof, (b) Legal Defeasance pursuant to Article 8 of the Indenture, (c) Covenant Defeasance pursuant to Article 8 of the Indenture, and (d) the date on which all outstanding Secured Obligations have been indefeasibly paid in full in cash and discharged.

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“Trademark Collateral” means (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, including without limitation those trademarks referred to in Item B of Schedule III hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”), (b) all trademark licenses for the grant by or to any Grantor of any right to use any trademark, (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b), (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b), and (e) all Proceeds of, and rights associated with the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“UCC” means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

SECTION 1.2. Indenture Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Indenture.

SECTION 1.3. UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Trustee, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of each of the other Secured Parties, a continuing security interest in all of such Grantor’s following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively for all Grantors, the “Collateral”):

(a)          all equipment in all of its forms of such Grantor, wherever located, and all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor (any and all of the foregoing being the “Equipment”);

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(b)          all inventory in all of its forms of such Grantor, wherever located, including (i) all oil, gas, or other hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefore, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by such Grantor, and all accessions thereto, products thereof and documents therefore (any and all such inventory, materials, goods, accessions, products and documents being the “Inventory”);

(c)          all accounts, money, payment intangibles, deposit accounts (including, without limitation, each Deposit Account listed on Item G of Schedule II, each Collateral Account and all amounts on deposit therein and all cash equivalent investments carried therein and all proceeds thereof), contracts, contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and General Intangibles of such Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and General Intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and General Intangibles being the “Receivables”, and any and all such security agreements, guaranties, leases, agreements and other contracts being the “Related Contracts”);

(d)          all Intellectual Property Collateral of such Grantor;

(e)          all books, correspondence, credit files, records, invoices, tapes, cards, computer runs, writings, data bases, information in all forms, paper and documents and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

(f)          all governmental approvals, permits, licenses, authorizations, consents, rulings, tariffs, rates, certifications, waivers, exemptions, filings, claims, orders, judgments and decrees (each a “Governmental Approval”), to the extent a security interest may be granted therein; provided that any Governmental Approval that by its terms or by operation of law would be void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder is expressly excepted and excluded from the Liens and terms of this Security Agreement, including the grant of security interest in this Section 2.1;

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(g)          all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Grantor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect such Grantor against fluctuations in commodity prices;

(h)          to the extent not included in the foregoing, all bank accounts, investment property, fixtures and supporting obligations;

(i)          all Pledged Interests, Pledged Notes, Pledged Shares and any other Pledged Property and all Distributions, interest, and other payments and rights with respect to such Pledged Property;

(j)          all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f), (g), (h), (i) and (k) and proceeds deposited from time to time in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments and proceeds under insurance (whether or not the Collateral Trustee is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral); and

(k)          all of such Grantor’s other property and rights of every kind and description and interests therein, including without limitation, all other “Accounts”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claims” (including those set forth on Item I of Schedule II attached hereto (as such schedule may be updated from time to time in accordance with Section 4.8 hereof)), “Commodity Accounts”, “Commodity Contracts”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Letters of Credit”, “Money”, “Proceeds”, “Securities”, “Securities Accounts”, “Security Entitlements”, “Supporting Obligations” and “Uncertificated Securities” as such terms are defined in the UCC.

Notwithstanding anything to the contrary contained in this Security Agreement (including this Section 2.1) or in any other Note Document, the term “Collateral” shall not include any Excluded Assets.

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral secure the prompt and indefeasible payment in full and performance of all Notes Obligations now or hereafter existing under this Security Agreement, the Indenture or any other Note Document, whether for principal, interest, costs, fees, expenses or otherwise, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, or now or hereafter existing under this Security Agreement and each other Note Document (as used herein, the “Secured Obligations”).

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SECTION 2.3. Continuing Security Interest; Transfer of Notes; Reinstatement.

(a)          This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Termination Date, (ii) be binding upon each Grantor and its successors, transferees and assigns, and (iii) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and each other Secured Party and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Holder may assign or otherwise transfer (in whole or in part) any Note held by it as provided in the Indenture and any successor or assignee thereof shall thereupon become vested with all the rights and benefits in respect thereof granted to such Holder under each Note Document (including this Security Agreement) to the extent contemplated by the Indenture. Upon the Termination Date, (i) the security interest granted herein shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantor and (ii) the Collateral Trustee will, at the Grantors’ sole expense, deliver to each applicable Grantor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Notes, Pledged Shares and Pledged Interests, together with all other Collateral held by the Collateral Trustee hereunder, and execute and deliver to any Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)          If at any time all or any part of any payment theretofore applied by the Collateral Trustee or any Secured Party to any of the Secured Obligations is or must be rescinded or returned by the Collateral Trustee or any such Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or other similar proceeding of any Grantor or any other Person), such Secured Obligations shall, for purposes of this Security Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued to be in existence, notwithstanding any application by the Collateral Trustee or such Secured Party or any termination agreement or release provided to any Grantor, and this Security Agreement shall continue to be effective or reinstated, as the case may be, as to such Secured Obligations, all as though such application by the Collateral Trustee or such Secured Party had not been made. This Section 2.3(b) shall survive the Termination Date.

SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and (c) neither the Collateral Trustee nor any other Secured Party shall have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Trustee nor any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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SECTION 2.5. Delivery of Pledged Property.

(a)          All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and Pledged Notes, shall be delivered to and held by or on behalf of (or in the case of the Pledged Notes, endorsed to the order of) the Collateral Trustee pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary indorsements or instruments of transfer or assignment, duly executed in blank.

(b)          To the extent any of the Collateral constitutes an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) or a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC), the applicable Grantor shall take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all actions necessary to grant “control” (as defined in 8-106 of the UCC) to the Collateral Trustee over such Collateral.

SECTION 2.6. Distributions on Pledged Shares. In the event that any Distribution with respect to any Pledged Shares or Pledged Interests pledged hereunder is permitted to be paid in accordance with the Indenture, such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of the Indenture, the applicable Grantor shall hold the same segregated and in trust for the Collateral Trustee until paid to the Collateral Trustee in accordance with Section 4.1(e).

SECTION 2.7. Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of a security interest and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Collateral Trustee (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of (a) any lack of validity, legality or enforceability of any Note Document, (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Obligor or any other Person under the provisions of any Note Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations, (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other extension, compromise or renewal of any Secured Obligations, (d) any reduction, limitation, impairment or termination of any Secured Obligations (except in the case of the occurrence of the Termination Date) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise, (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Note Document, (f) any addition, exchange or release of any Collateral for the Secured Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Secured Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor or any other Obligor, any surety or any guarantor.

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SECTION 2.8. Waiver of Subrogation. Until one year and one day after the Termination Date, each Grantor that is a Subsidiary Guarantor (as used in this Section 2.8, a “Subsidiary Grantor”) hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any other Obligor that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under this Security Agreement or any other Note Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against the Company or any other Obligor or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to such Subsidiary Grantor in violation of the preceding sentence and the Termination Date shall have not occurred, then such amount shall be deemed to have been paid to such Subsidiary Grantor for the benefit of, and held in trust for, the Collateral Trustee (on behalf of the Secured Parties), and shall forthwith be paid to the Collateral Trustee to be credited and applied upon the Secured Obligations, whether matured or unmatured. Each Subsidiary Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and that the waiver set forth in this Section 2.8 is knowingly made in contemplation of such benefits.

SECTION 2.9. Election of Remedies. Except as otherwise provided in the Indenture, if any Secured Party may, under applicable law, proceed to realize its benefits under this Security Agreement or any other Security Document, either by judicial foreclosure or by non-judicial sale or enforcement, such Secured Party may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Security Agreement. If, in the exercise of any of its rights and remedies, any Secured Party shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Grantor or any other Obligor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Grantor hereby consents to such action by such Secured Party and waives any claim based upon such action, even if such action by such Secured Party shall result in a full or partial loss of any rights of subrogation that such Grantor might otherwise have had but for such action by such Secured Party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Collateral Trustee and each other Secured Party as at the date hereof, as follows:

SECTION 3.1. Reserved.

SECTION 3.2. Non-Contravention. The execution, delivery and performance by such Grantor of this Security Agreement do not contravene such Grantor’s Organic Documents.

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SECTION 3.3. No Governmental Approval, etc. Except for filings to perfect and maintain the perfection of the Liens arising pursuant to the Security Documents, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or other Person (other than those that have been, or on the date hereof will be, duly obtained or made and that are, or on the date hereof will be, in full force and effect) is required for (a) the consummation of the transactions contemplated hereby or the due execution, delivery or performance by such Grantor of this Security Agreement, (b) for the grant by such Grantor of the security interest granted hereby, (c) for the perfection or maintenance of the security interests hereunder, including the second priority (subject to Permitted Liens) nature of such security interest, or the exercise by the Collateral Trustee of its rights and remedies hereunder, or (d) for the exercise by the Collateral Trustee of the rights of control, possession, voting or other rights provided for in this Security Agreement (subject to the Intercreditor Agreement), except (i) with respect to any Pledged Shares or Pledged Interests, as may be required in connection with a disposition of such Pledged Shares or Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.4. Validity, etc. This Security Agreement constitutes the legal, valid and binding obligations of such Grantor, enforceable against such Grantor in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 3.5. Ownership, No Liens, etc. Such Grantor is the legal and beneficial owner of, and has good and defensible title to (and has full right and authority to pledge, grant and assign) its Collateral, free and clear of all Liens and options, except for any Lien (a) granted pursuant to this Security Agreement in favor of the Collateral Trustee or (b) that is a Permitted Lien. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Collateral Trustee relating to this Security Agreement or the Note Documents, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Collateral Trustee on the date hereof. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and, except for the proper filing with the Secretary of State of the jurisdiction of incorporation or formation of the applicable Grantor of UCC-1 financing statements naming each Grantor as debtor and the Collateral Trustee as secured party (collectively, the “Filing Statements”), all filings and other actions necessary to perfect and protect such security interest have been duly taken and such security interest shall be a second priority security interest.

SECTION 3.6. As to Capital Securities of the Subsidiaries, Investment Property.

(a)          With respect to the Pledged Shares, all such Pledged Shares are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate.

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(b)          With respect to the Pledged Interests, no such Pledged Interests (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Pledged Interests are securities governed by Article 8 of the UCC, or (iii) are held in a Securities Account, except, with respect to this clause (b), Pledged Interests (A) for which the Collateral Trustee is the registered owner or (B) with respect to which the Pledged Interests Issuer has agreed in an authenticated record with the applicable Grantor and the Collateral Trustee to comply with any instructions of the Collateral Trustee without the consent of such Grantor.

(c)          Such Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the date hereof to the Collateral Trustee, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Trustee.

(d)          With respect to Uncertificated Securities constituting Collateral owned by such Grantor, such Grantor has caused the Pledged Interests Issuer or other issuer thereof either (i) to register the Collateral Trustee as the registered owner of such security, or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustee that such Pledged Interests Issuer or other issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor.

(e)          The percentage of the issued and outstanding Capital Securities in any Person owned by such Grantor is set forth on Schedule I. All of the Pledged Shares and Pledged Interests of such Grantor constitute one hundred percent (100%) of such Grantor’s interest in the applicable Pledged Interests Issuer and the percentage of the total membership, partnership and/or other equity interests in the Pledged Interests Issuer indicated on Schedule I.

(f)          The Grantor payee, Pledged Note Issuer, initial principal balance and outstanding principal balance as of the date hereof of each Pledged Note (and the date and name thereof) is set forth on Item B of Schedule I. All of Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

SECTION 3.7. Grantor’s Name, Location, etc.

(a)          (i) The jurisdiction in which such Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A-1 of Schedule II hereto, (ii) the place of business of such Grantor or, if such Grantor has more than one place of business, the chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is set forth in Item A-2 of Schedule II hereto, and (iii) such Grantor’s federal taxpayer identification number is set forth in Item A-3 of Schedule II hereto.

(b)          All of the Equipment, Inventory and Goods of such Grantor are located at the places specified in Item B, Item C and Item D, respectively, of Schedule II hereto.

(c)          Such Grantor does not have any trade names.

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(d)          Such Grantor has not been known by any legal name different from the one set forth on Item A-1 of Schedule II, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item E of Schedule II hereto.

(e)          (Reserved).

(f)          Such Grantor does not maintain any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g)          None of the Receivables is evidenced by a promissory note or other instrument other than a promissory note or instrument that has been delivered to the Collateral Trustee (with appropriate endorsements).

(h)          Such Grantor is not the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II (as such schedule may be amended or supplemented from time to time) hereto and such Grantor has obtained the consent of each issuer of any material Letter of Credit to the assignment of the proceeds of such Letter of Credit to the Collateral Trustee.

(i)          Such Grantor does not have any Commercial Tort Claims (i) in which a suit has been filed by such Grantor, and (ii) where the amount of damages reasonably expected to be claimed exceeds $1,000,000, except as set forth on Item I of Schedule II.

(j)          The name set forth on Item A-1 of Schedule II is the true and correct legal name (as defined in the UCC) of such Grantor.

(k)          Such Grantor has obtained a legal, valid and enforceable consent of each issuer of any Letter of Credit with a stated amount in excess of $2,500,000 to the assignment of the Proceeds of such Letter of Credit to the Collateral Trustee and has not consented to, and is otherwise aware of any Person (other than the Collateral Trustee pursuant hereto, the Priority Lien Collateral Agent or the Junior Lien Collateral Agent in accordance with the Intercreditor Agreement, the Indenture and the other Note Documents) having control (within the meaning of Section 9-104 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.

SECTION 3.8. Possession of Inventory, Control; etc. Such Grantor (a) has exclusive possession and control of its Equipment and Inventory, and (b) is the sole entitlement holder of its Accounts and no other Person (other than the Collateral Trustee pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has “control” or “possession” of, or any other interest in, any of its Accounts or any other securities or property credited thereto except as permitted pursuant to this Security Agreement.

SECTION 3.9. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Collateral Trustee possession of all originals of all Documents, Instruments, Promissory Notes, Pledged Notes and tangible Chattel Paper owned or held by such Grantor (duly endorsed, in blank, if requested by the Collateral Trustee).

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SECTION 3.10. Intellectual Property Collateral. Such Grantor represents that except for any Patent Collateral, Trademark Collateral, and Copyright Collateral specified in Item A, Item B and Item C, respectively, of Schedule III hereto, and any and Trade Secrets Collateral, such Grantor owns and has no interests in any Intellectual Property Collateral as of the date hereof other than the Computer Hardware and Software Collateral.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, it will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property, etc.

(a)          Capital Securities of Subsidiaries. No Grantor shall allow or permit any of its Subsidiaries (i) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities, unless such Person promptly takes the actions set forth in Section 4.1(b)(ii) with respect to any such Uncertificated Securities, (ii) that is a partnership or limited liability company, to (A) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (B) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (C) place such Subsidiary’s Capital Securities in a Securities Account, unless such Person promptly takes the actions set forth in Section 4.1(b)(ii) with respect to any such Capital Securities, and (iii) to issue Capital Securities in addition to or in substitution for the Pledged Property or any other Capital Securities pledged hereunder, except for additional Capital Securities issued to such Grantor; provided that (A) such Capital Securities are immediately pledged and delivered to the Collateral Trustee, and (B) such Grantor delivers a supplement to Schedule I to the Collateral Trustee identifying such new Capital Securities as Pledged Property, in each case pursuant to the terms of this Security Agreement. No Grantor shall permit any of its Subsidiaries to issue any warrants, options, contracts or other commitments or other securities that are convertible to any of the foregoing or that entitle any Person to purchase any of the foregoing, and except for this Security Agreement or any agreement in respect of Secured Debt compliant with the Intercreditor Agreement, shall not, and shall not permit any of its Subsidiaries to, enter into any agreement creating any restriction or condition upon the transfer, voting or control of any Pledged Property.

(b)          Investment Property (other than Certificated Securities). Within 60 days of the Issue Date (and at all times thereafter), with respect to (i) any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property Collateral owned or held by any Grantor, such Grantor shall cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Collateral Trustee’s instructions with respect to such Investment Property without further consent by such Grantor, or (ii) any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by such Grantor, such Grantor will cause the Pledged Interests Issuer or other issuer of such securities to either (A) register the Collateral Trustee as the registered owner thereof on the books and records of the issuer, or (B) execute a Control Agreement relating to such Investment Property pursuant to which the Pledged Interests Issuer or other issuer agrees to comply with the Collateral Trustee’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

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(c)          Certificated Securities (Stock Powers). Each Grantor agrees that all Pledged Shares (and all other certificated shares of Capital Securities constituting Collateral) delivered by such Grantor pursuant to this Security Agreement will be accompanied by duly endorsed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Trustee. Each Grantor will, from time to time upon the request of the Collateral Trustee, promptly deliver to the Collateral Trustee such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Trustee, with respect to the Collateral as the Collateral Trustee may reasonably request and will, from time to time upon the request of the Collateral Trustee after the occurrence of any Event of Default, promptly transfer any Pledged Shares, Pledged Interests or other shares of Capital Securities constituting Collateral into the name of any nominee designated by the Collateral Trustee.

(d)          Continuous Pledge. Each Grantor will (subject to the terms of the Indenture) deliver to the Collateral Trustee and at all times keep pledged to the Collateral Trustee pursuant hereto, on a second priority, perfected basis all Pledged Property, Investment Property, all dividends and Distributions with respect thereto, all payment intangibles to the extent they are evidenced by a Document, Instrument, promissory note or Chattel Paper, and all interest and principal with respect to such payment intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly (but in any event no later than seven Business Days) following receipt thereof, deliver to the Collateral Trustee possession of all originals of Pledged Interests, Pledged Shares, Pledged Notes and any other Pledged Property, negotiable Documents, Instruments, promissory notes and Chattel Paper that it acquires following the date hereof and shall deliver to the Collateral Trustee a supplement to Schedule I identifying any such new Pledged Interests, Pledged Shares, Pledged Notes or other Pledged Property.

(e)          Voting Rights; Dividends, etc. Each Grantor agrees:

(i)          that promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Collateral Trustee and without any request therefor by the Collateral Trustee, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Trustee) to the Collateral Trustee all Distributions with respect to Investment Property, all interest principal and other cash payments on payment intangibles, the Pledged Property and all Proceeds of the Pledged Property or any other Collateral, in case thereafter received by such Grantor, all of which shall be held by the Collateral Trustee as additional Collateral;

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(ii)         that, with respect to Pledged Property or any other Collateral consisting of general partner interests, limited partner intersts or limited liability company interests, promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Collateral Trustee and of the Collateral Trustee’s intention to exercise its voting power under Section 4.1(e)(iii) such Grantor shall modify the applicable Organic Documents to admit the Collateral Trustee as a general partner, limited partner or member, as applicable; and

(iii)        if an Event of Default shall have occurred and be continuing and the Collateral Trustee has notified such Grantor of the Collateral Trustee’s intention to exercise its voting power under this Section 4.1(e)(iii), subject to the Intercreditor Agreement,

(A) the Collateral Trustee may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares, Investment Property or other Capital Securities constituting Collateral AND EACH GRANTOR HEREBY GRANTS THE COLLATERAL TRUSTEE AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY SHALL CONTINUE IN EFFECT UNTIL THE TERMINATION DATE) EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED SHARES, PLEDGED INTERESTS, INVESTMENT PROPERTY AND SUCH OTHER COLLATERAL; AND

(B) promptly to deliver to the Collateral Trustee such additional proxies and other documents as may be necessary to allow the Collateral Trustee to exercise such voting power.

All Distributions, interest, principal, cash payments, payment intangibles and Proceeds that may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Collateral Trustee, shall, until delivery to the Collateral Trustee, be held by such Grantor separate and apart from its other property in trust for the Collateral Trustee. The Collateral Trustee agrees that unless a Default shall have occurred and be continuing and the Collateral Trustee shall have given the notice referred to in Section 4.1(e), each Grantor shall have the exclusive voting power, and is granted a proxy, with respect to any Capital Securities (including any of the Pledged Shares) constituting Collateral. The Collateral Trustee shall, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power with respect to any such Capital Securities (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would violate any provision of the Indenture or any other Note Document (including this Security Agreement).

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SECTION 4.2. Organic Documents; Change of Name, etc. No Grantor will change its state of incorporation, formation or organization or its name, identity, organizational identification number or corporate structure unless such Grantor shall have (a) given the Collateral Trustee at least fifteen (15) days’ prior notice of such change and (b) taken all actions necessary or as requested by the Collateral Trustee to ensure that the Liens on the Collateral granted in favor of the Collateral Trustee for the benefit of the Secured Parties remain perfected, second priority Liens.

SECTION 4.3. As to Accounts.

(a)          Each Grantor shall have the right to collect all Accounts, subject to the other provisions of this Security Agreement.

(b)          Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Collateral Trustee to the applicable Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Collateral Trustee for deposit in a Deposit Account of such Grantor (A) maintained with the Collateral Trustee or (B) maintained at a depositary bank other than the Collateral Trustee to which such Grantor, the Collateral Trustee and the depositary bank have entered into a Control Agreement in form and substance reasonably acceptable to the Collateral Trustee providing that the depositary bank will comply with the instructions originated by the Collateral Trustee directing disposition of the funds in the account without further consent by such Grantor (any such Deposit Accounts, together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Collateral Trustee, a “Collateral Account,” and collectively, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Collateral Trustee until delivery thereof is made to the Collateral Trustee.

(c)          Following the delivery of notice pursuant to clause (b)(ii), the Collateral Trustee shall have, subject to the Intercreditor Agreement, the right to apply any amount in the Collateral Accounts to the payment of any Secured Obligations which are due and payable or in accordance with the Collateral Trust Agreement.

(d)          With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Collateral Trustee and (iii) the Collateral Trustee shall have the sole right of withdrawal over such Collateral Account.

(e)          Following the occurrence and during the continuance of an Event of Default, at the request of the Collateral Trustee, such Grantor will maintain all of its Deposit Accounts only with the Collateral Trustee or with any depositary institution that has entered into a Control Agreement in favor of the Collateral Trustee.

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SECTION 4.4. As to Grantors’ Use of Collateral.

(a)          Reserved.

(b)          At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Secured Obligations, subject to the Intercreditor Agreement, the Collateral Trustee may (i) notify any parties obligated on any of the Collateral to make payment to the Collateral Trustee of any amounts due or to become due thereunder, and (ii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)          Upon request of the Collateral Trustee following the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Trustee of any amounts due or to become due thereunder.

(d)          At any time following the occurrence and during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreement, the Collateral Trustee may endorse, in the name of any Grantor, any item, howsoever received by the Collateral Trustee, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5. Reserved.

SECTION 4.6. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)          Reserved;

(b)          Reserved;

(c)          in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof unless it promptly informs the Collateral Trustee, and upon request of the Collateral Trustee (subject to the terms of the Indenture and the Intercreditor Agreement), executes and delivers all agreements, instruments and documents as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s security interest in such Intellectual Property Collateral;

(d)          Reserved;

(e)          following the obtaining of an interest in any material Intellectual Property, such Grantor shall deliver a supplement to Schedule III identifying such new Intellectual Property; and

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(f)          following the obtaining of an interest in any material Intellectual Property by such Grantor or following the occurrence and during the continuance of an Event of Default, upon the request of the Collateral Trustee (subject to the terms of the Intercreditor Agreement), such Grantor shall deliver all agreements, instruments and documents the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s security interest in such Intellectual Property Collateral and as may otherwise be required to acknowledge or register or perfect the Collateral Trustee’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith that any Intellectual Property Collateral is of negligible economic value to such Grantor.

SECTION 4.7. As to Letter-of-Credit Rights.

(a)          Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Collateral Trustee, intends to (and hereby does) collaterally assign to the Collateral Trustee its rights (including its contingent rights) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Promptly following the date on which any Grantor obtains any Letter-of-Credit Rights after the date hereof, such Grantor shall (i) deliver a supplement to Schedule II identifying such new Letter-of-Credit Right and (ii) cause the issuer of each Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance reasonably satisfactory to the Collateral Trustee and deliver written evidence of such consent to the Collateral Trustee.

(b)          Upon the occurrence of an Event of Default, each Grantor will, promptly upon request by the Collateral Trustee and subject to the terms of the Intercreditor Agreement, (i) notify (and each Grantor hereby authorizes the Collateral Trustee to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Collateral Trustee hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Trustee and (ii) arrange for the Collateral Trustee to become the transferee beneficiary Letter of Credit.

SECTION 4.8. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the Termination Date, with respect to any Commercial Tort Claim in excess of $1,000,000 individually or in the aggregate hereafter arising, it shall, subject to the Intercreditor Agreement, deliver to the Collateral Trustee a supplement to Schedule II in form and substance reasonably satisfactory to the Collateral Trustee, identifying such new Commercial Tort Claims.

SECTION 4.9. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $1,000,000, such Grantor shall promptly notify the Collateral Trustee thereof and, at the request of the Collateral Trustee and subject to the terms of the Intercreditor Agreement, shall take such action as the Collateral Trustee may request to vest in the Collateral Trustee control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Trustee agrees with the Grantors that the Collateral Trustee will arrange, pursuant to procedures reasonably satisfactory to the Collateral Trustee and so long as such procedures will not result in the Collateral Trustee’s loss of control, for each Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

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SECTION 4.10. Reserved.

SECTION 4.11. Reserved.

SECTION 4.12. Further Assurances, etc. Each Grantor shall warrant and defend the right and title herein granted unto the Collateral Trustee in and to the Collateral (and any right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Trustee may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. No Grantor shall enter into any amendment or supplement to, or modification or waiver of, any term or provision of any Organic Document of such Grantor or a Pledged Interests Issuer, which could reasonably be expected to be materially adverse to the interests of the Collateral Trustee and the other Secured Parties. Each Grantor shall provide, or cause the applicable Pledged Interests Issuer to provide, the Collateral Trustee with a copy of any amendment or supplement to, or modification or waiver of, any term or provision of any of Organic Document of any Pledged Interests Issuer. Each Grantor agrees that, upon the acquisition after the date hereof by such Grantor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, to take such actions with respect to such Collateral or any part thereof as required by the Note Documents. Without limiting the generality of the foregoing, each Grantor will:

(a)          subject to the terms of the Intercreditor Agreement, from time to time upon the request of the Collateral Trustee, promptly deliver to the Collateral Trustee such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Trustee, with respect to such Collateral as the Collateral Trustee may reasonably request and will, from time to time upon the request of the Collateral Trustee, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Trustee; if any Collateral shall be evidenced by an Instrument, negotiable Document, promissory note or tangible Chattel Paper, deliver and pledge to the Collateral Trustee hereunder such Instrument, negotiable Document, promissory note, Pledged Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Trustee;

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(b)          file (and each Grantor hereby authorizes the Collateral Trustee and each designee thereof to file) such Filing Statements or continuation statements, or amendments thereto (which, in each case, may describe the collateral covered thereby as “all assets” or words of similar import), and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Collateral Trustee may request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Trustee hereby (with the authorization contained in this Section 4.12 being irrevocable and continuing until the Termination Date);

(c)          deliver to the Collateral Trustee and at all times keep pledged to the Collateral Trustee pursuant hereto, on a second priority, perfected basis (except for Permitted Liens), at the request of the Collateral Trustee, all Investment Property constituting Collateral, all Distributions with respect thereto, and all interest and principal with respect to promissory notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)          Reserved;

(e)          not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper indicating that the Collateral Trustee has a security interest in such Chattel Paper;

(f)          furnish to the Collateral Trustee, from time to time at the Collateral Trustee’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail; and

(g)          do all things reasonably requested by the Collateral Trustee in accordance with this Security Agreement in order to enable the Collateral Trustee to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Collateral Trustee to file one or more financing or continuation statements, any amendments thereto, and other similar documents necessary or desirable in the opinion of the Collateral Trustee to perfect or maintain the perfection of the Collateral Trustee’s or any Secured Party’s security interest in the Collateral or any portion thereof, in each of the foregoing cases, without the signature and without further authorization of such Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Collateral Trustee to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

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ARTICLE V
THE COLLATERAL TRUSTEE

SECTION 5.1. Collateral Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Trustee its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Trustee’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument, subject to the Intercreditor Agreement, which the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Security Agreement, including (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above, (c) to file any claims or take any action or institute any proceedings which the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral, and (d) to perform the affirmative obligations of such Grantor hereunder. EACH GRANTOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 5.1 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL THE TERMINATION DATE.

SECTION 5.2. Collateral Trustee May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Trustee may itself perform, or cause performance of such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by such Grantor pursuant to Section 7.8 of the Collateral Trust Agreement and the Collateral Trustee may from time to time take any other action which the Collateral Trustee reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

SECTION 5.3. Collateral Trustee Has No Duty.

(a)          The powers conferred on the Collateral Trustee hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property and any other Pledged Property, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

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(b)          Anything contained herein to the contrary notwithstanding, the Collateral Trustee may from time to time, when the Collateral Trustee deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Trustee hereunder with respect to all or any part of the Collateral (and shall notify the Company and the Priority Lien Collateral Agent; provided, that the failure to so notify the Company and/or the Priority Lien Collateral Agent shall not affect the provisions of this Section 5.3(b)). In the event that the Collateral Trustee so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Grantors hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Trustee, for the ratable benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Collateral Trustee, with all rights, powers, privileges, interests, obligations and remedies of the Collateral Trustee hereunder with respect to such Collateral, and (iii) the term “Collateral Trustee,” when used herein in relation to any rights, powers, privileges, interests, obligations and remedies of the Collateral Trustee with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Trustee.

SECTION 5.4. Reasonable Care. The Collateral Trustee is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral (a) if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own personal property, or (b) if the Collateral Trustee takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of an Event of Default; provided, further, that failure of the Collateral Trustee to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5. Collateral Trust Agreement Controls. Subject to Section 7.12, in the event of any conflict or inconsistency between the provisions of the Collateral Trust Agreement and this Article V, the provisions of the Collateral Trust Agreement shall control.

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ARTICLE VI
REMEDIES

SECTION 6.1. Certain Remedies. Subject to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing:

(a)          The Collateral Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) take possession of any Collateral not already in its possession without demand and without legal process, (ii) require any Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee that is reasonably convenient to both parties, (iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process, (iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time of any private sale is to be made shall constitute reasonable notification; provided, however, that with respect to Collateral that is (x) perishable or threatens to decline speedily in value, or (y) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of sale or disposition need be given. For purposes of this Article VI, notice of any intended sale or disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or email, and shall be deemed to have been “sent” upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon electronic submission through telephonic or internet services, as applicable. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          Each Grantor agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Goods, Computer Hardware and Software Collateral, or Intellectual Property may be by lease or license of, in addition to the sale of such Collateral. Each Grantor further agrees and acknowledges that the following shall be deemed a reasonable commercial disposition: (i) a disposition made in the usual manner on any recognized market, (ii) a disposition at the price current in any recognized market at the time of disposition, and (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition.

(c)          All cash Proceeds received by the Collateral Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Trustee in accordance with Section 3.4 of the Collateral Trust Agreement. The Collateral Trustee shall not be obligated to apply or pay over for application noncash proceeds of collection or enforcement unless (i) the failure to do so would be commercially unreasonable, and (ii) the affected party has provided the Collateral Trustee with a written demand to apply or pay over such noncash proceeds on such basis.

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(d)          The Collateral Trustee may do any or all of the following: (i) transfer all or any part of the Collateral into the name of the Collateral Trustee or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Trustee of any amount due or to become due thereunder, (iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account, (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral, (vi) take control of any Proceeds of the Collateral, or (vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. Securities Laws. If the Collateral Trustee shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1, each Grantor agrees that, upon request of the Collateral Trustee, such Grantor will, at its own expense:

(a)          execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its reasonable efforts to cause) each Pledged Interests Issuer or other issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Collateral Trustee, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Collateral Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b)          use its reasonable efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary Governmental Approvals for the sale of the Collateral, as requested by the Collateral Trustee;

(c)          cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its reasonable efforts to cause) each such Pledged Interests Issuer or other issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)          do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Trustee or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section 6.2 and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as reasonably determined by the Collateral Trustee in good faith) of such Collateral on the date the Collateral Trustee shall demand compliance with this Section 6.2.

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SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Trustee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Trustee be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Collateral Trustee may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Trustee may from time to time take any other action which the Collateral Trustee deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

SECTION 6.5. Warranties. The Collateral Trustee may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Trustee may disclaim any warranties of title or the like. Each Grantor agrees that this procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1. Note Document. This Security Agreement is a Note Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor shall (unless otherwise expressly permitted under the terms of the Note Documents) assign any of its obligations hereunder.

SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustee in accordance with the terms of the Collateral Trust Agreement and each Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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SECTION 7.4. Notices. Except as otherwise provided in this Security Agreement, all notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified on the signature pages of this Security Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party (in accordance with the procedures specified in the Indenture, mutatis mutandis).

SECTION 7.5. Release of Liens. The security interests granted herein shall be automatically released (a) in accordance with Sections 4.1 and 4.4 of the Collateral Trust Agreement and (b) upon the occurrence of the Termination Date. Upon any such release, the Collateral Trustee will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Collateral Trustee hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such release.

SECTION 7.6. No Waiver; Remedies. In addition to, and not in limitation of Section 2.7, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.7. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.8. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.9. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NONPERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

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THIS WRITTEN AGREEMENT AND THE OTHER NOTE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 7.10. Counterparts. This Security Agreement may be transmitted and/or signed by facsimile or other electronic transmission. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all parties hereto. The Collateral Trustee may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or electronically transmitted document or signature. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 7.11. Additional Grantors. If at any time any Person is required to become a “Grantor” hereunder pursuant to Section 4.17 of the Indenture, such Person shall execute and deliver a Second Lien Pledge and Security Agreement Supplement substantially in the form of Annex A hereto (each, a “Supplement”). Upon such execution and delivery, any such Person shall become a “Grantor” hereunder for all purposes under this Security Agreement, and each Schedule hereto shall be automatically updated to reflect the information set forth on each Schedule attached to the applicable Supplement.

SECTION 7.12. Intercreditor Agreement Controls.

(a)          Each Secured Party, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the Collateral Trustee on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Secured Party.

(b)          Notwithstanding any other provision contained herein, this Security Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Security Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

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(c)          Without limiting the foregoing, at any time prior to the Discharge of Priority Lien Obligations (as defined in the Intercreditor Agreement), any provision hereof requiring any Grantor to deliver possession of any Collateral to the Collateral Trustee, or to cause the Collateral Trustee to control any Collateral, shall be deemed to have been complied with, if and for so long as (i) the Intercreditor Agreement is in full force and effect and (ii) the Priority Lien Collateral Agent shall have such possession or control for the benefit of the Secured Parties and as bailee or sub-agent of the Collateral Trustee as provided in the Intercreditor Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS

ENERGY XXI GULF COAST, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI GOM, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Second Lien Pledge and Security

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ENERGY XXI LEASEHOLD, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI PIPELINE II, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

MS ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Notice address for Grantors:
c/o Energy XXI Gulf Coast, Inc.

1021 Main (One City Centre), Suite 2626
Houston, Texas 77002
Attention: Bruce Busmire
Telephone No.: (713) 351-3033
Telecopier No.: (713) 351-3333

Second Lien Pledge and Security

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COLLATERAL TRUSTEE

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Steven A. Finklea
Name: Steven A. Finklea
Title: Vice President

Notice address for Collateral Trustee:
5555 San Felipe St., Suite 1150
Houston, Texas 77056
Attention: Mauri J. Cowen
Telephone: 713-235-9206
Facsimile: 713-235-9213

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SCHEDULE I

to Security Agreement

Item A.           Pledged Interests.

1.          Corporations

Grantor	Pledged Interests Issuer (Corporation)	# of Shares Owned/ Type of Shares	Certificate No.	# of Total Outstanding Shares	% of Total Outstanding Shares Owned
Energy XXI Gulf Coast, Inc.	EPL Oil & Gas, Inc.	1,000 shares common stock	ZQ00000668	1,000	100%

2.          Partnerships

Grantor	Pledged Interests Issuer (Partnership)	Type of Partnership Interests Owned	% of Total Partnership Interests Owned[1]

3.          Limited Liability Companies

Grantor	Pledged Interests Issuer (Limited Liability Company)	Type of Interests Owned	% of Total LLC Interests Owned
Energy XXI Gulf Coast, Inc.	Energy XXI GOM, LLC	Membership Interest	100%
Energy XXI Gulf Coast, Inc.	MS Onshore, LLC	Membership Interest	100%
Energy XXI GOM, LLC	Energy XXI Onshore, LLC	Membership Interest	100%
Energy XXI GOM, LLC	Energy XXI Texas Onshore, LLC	Membership Interest	100%
Energy XXI GOM, LLC	Energy XXI Pipeline, LLC	Membership Interest	100%
Energy XXI GOM, LLC	Energy XXI Pipeline II, LLC	Membership Interest	100%
Energy XXI GOM, LLC	Energy XXI Leasehold, LLC	Membership Interest	100%

1 If an entity holds both general partner and limited partner interests, please specify (i) percent of general partner and limited partner interests owned and (ii) percent of total partnership interests owned.

Schedule I-1

Item B.            Pledged Notes.

Grantor	Pledged Note Issuer	Name and Date of Pledged Note	Initial Aggregate Principal Balance	Current Outstanding Principal Balance

Schedule I-2

SCHEDULE II

to Security Agreement

Item A-l.            Legal Name and Location.

Legal Name of Grantor	Location
Energy XXI Gulf Coast, Inc.	Delaware
Energy XXI GOM, LLC	Delaware
Energy XXI Onshore, LLC	Delaware
Energy XXI Texas Onshore, LLC	Delaware
Energy XXI Pipeline, LLC	Delaware
Energy XXI Pipeline II, LLC	Delaware
Energy XXI Leasehold, LLC	Delaware
MS Onshore, LLC	Delaware

Item A-2.          Place of business/chief executive office.

Grantor	Place of Business/Chief Executive Office
Energy XXI Gulf Coast, Inc.	c/o Corporation Trust Center 1209 Orange Street, Room 123 Wilmington, DE 19801
Energy XXI GOM, LLC	1021 Main Street, Suite 2626 Houston, TX 77002
Energy XXI Onshore, LLC	1021 Main Street, Suite 2626 Houston, TX 77002
Energy XXI Texas Onshore, LLC	1021 Main Street, Suite 2626 Houston, TX 77002
Energy XXI Pipeline, LLC	1021 Main Street, Suite 2626 Houston, TX 77002
Energy XXI Pipeline II, LLC	1021 Main Street, Suite 2626 Houston, TX 77002
Energy XXI Leasehold, LLC	1021 Main Street, Suite 2626 Houston, TX 77002
MS Onshore, LLC	1021 Main Street, Suite 2626 Houston, TX 77002

Item A-3.          Taxpayer ID number.

Grantor	Taxpayer ID Number
Energy XXI Gulf Coast, Inc.	20-4278595
Energy XXI GOM, LLC	56-2140027
Energy XXI Onshore, LLC	20-0650308
Energy XXI Texas Onshore, LLC	20-0650294
Energy XXI Pipeline, LLC	27-4165863
Energy XXI Pipeline II, LLC	45-3938238
Energy XXI Leasehold, LLC	45-3948121
MS Onshore, LLC	37-1708573

Schedule II-3

Item B.            Equipment.

Grantor	Equipment Location
Energy XXI Gulf Coast, Inc.	N/A
Energy XXI GOM, LLC	Texas and Louisiana
Energy XXI Onshore, LLC	Louisiana
Energy XXI Texas Onshore, LLC	Texas
Energy XXI Pipeline, LLC	Texas and Louisiana
Energy XXI Pipeline II, LLC	Texas and Louisiana
Energy XXI Leasehold, LLC	Texas and Louisiana
MS Onshore, LLC	Texas and Mississippi

Item C.            Inventory.

Grantor	Inventory Location
Energy XXI Gulf Coast, Inc.	N/A
Energy XXI GOM, LLC	Texas and Louisiana
Energy XXI Onshore, LLC	Louisiana
Energy XXI Texas Onshore, LLC	Texas
Energy XXI Pipeline, LLC	Texas and Louisiana
Energy XXI Pipeline II, LLC	Texas and Louisiana
Energy XXI Leasehold, LLC	Texas and Louisiana
MS Onshore, LLC	Texas and Mississippi

Item D.           Goods

Grantor	Goods Location
Energy XXI Gulf Coast, Inc.	N/A
Energy XXI GOM, LLC	Texas and Louisiana
Energy XXI Onshore, LLC	Louisiana
Energy XXI Texas Onshore, LLC	Texas
Energy XXI Pipeline, LLC	Texas and Louisiana
Energy XXI Pipeline II, LLC	Texas and Louisiana
Energy XXI Leasehold, LLC	Texas and Louisiana
MS Onshore, LLC	Texas and Mississippi

Schedule II-4

SCHEDULE II

to Security Agreement

Item E.            Merger or other corporate reorganization.

Energy XXI GOM, LLC changed its name from Marlin Energy Offshore, L.L.C. on April 5, 2005. Marlin Energy Offshore, L.L.C. had previously changed its name from Duke Energy Hydrocarbons, LLC on June 20, 2003.

Energy XXI Onshore, LLC is a successor by conversion of Energy XXI Texas, LP on December 1, 2008.

Energy XXI Texas Onshore, LLC changed its name from Energy XXI Texas GP, LLC on December 1, 2008. Energy XXI Texas GP, LLC had previously changed its name from Marlin Texas GP, L.L.C. on April 5, 2006.

Item F.            (Reserved).

Item G.           Deposit Accounts, Securities Accounts and Commodity Accounts.

Deposit Accounts:

Grantor	Depositary Institution	Account Number
Energy XXI Gulf Coast, Inc.	BBVA Compass Bank	3804623571
Energy XXI Gulf Coast, Inc.	Regions Bank	011 4820374
Energy XXI Gulf Coast, Inc.	The Royal Bank of Scotland plc	RBSEXC
Energy XXI GOM, LLC	Regions Bank	011 4820390
Energy XXI GOM, LLC	Bank of America Merrill Lynch	433772.1

Securities Accounts: N/A

Grantor	Securities Intermediary	Account Number

Commodity Accounts: N/A

Grantor	Commodities Intermediary	Account Number

Schedule II-5

Item H.           Letter-of-Credit Rights.

N/A

Item 1.           Commercial Tort Claims.

Energy XXI GOM, LLC v. Comstock Offshore, LLC, Docket No. 06-10826, currently pending in the United States District Court for the Eastern District of Louisiana. Damages reasonably expected to be claimed is approximately $2,600,000.

SCHEDULE III

to Security Agreement

INTELLECTUAL PROPERTY COLLATERAL

Item A.           Patent Collateral.

Issued Patents
Grantor	Patent No.	Issue Date	Country	Title
N/A

Pending Patent Applications
Grantor	Serial No.	Filing Date	Country	Title
N/A

Patent Applications in Preparation
Grantor	Docket No.	Expected Filing Date	Country	Title
N/A

Item B.           Trademark Collateral.

Registered Trademarks
Grantor	Trademark	Registration No.	Registration Date	Country
N/A

Pending Trademark Applications
Grantor	Trademark	Serial No.	Filing Date	Country
N/A

Trademark Applications In Preparation
Grantor	Docket No.	Expected Filing Date	Country	Title
N/A

Item C.           Copyright Collateral.

Registered Copyrights/Mask Works
Grantor	Registration No.	Registration Date	Country	Title
N/A

Copyright/Mask Work Pending Registration Applications
Grantor	Serial No.	Filing Date	Country	Title
N/A

Copyright/Mask Work Registration Applications In Preparation
Grantor	Docket No.	Filing Date	Country	Title
N/A

ANNEX A

[FORM OF]

SECOND LIEN PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

This SECOND LIEN PLEDGE AND SECURITY AGREEMENT SUPPLEMENT (this “Supplement”), dated as of [_________________], 20[___], is made by [_________________], a [_________________] (the “Additional Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as Collateral Trustee for the Secured Parties pursuant to the Indenture.

WITNESSETH:

WHEREAS, Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), has issued its 11.000% Senior Secured Second Lien Notes due 2020 in an initial aggregate principal amount of $1,450,000,000, pursuant to an Indenture dated as of March 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) by and among the Company, Energy XXI Ltd, as the Parent and a Guarantor, Energy XXI USA, Inc., as Intermediate Holdco and a Guarantor, the Subsidiary Guarantors party thereto from time to time and U.S. Bank National Association, as the Trustee.

WHEREAS, in connection with the Indenture, the Company and certain of its Subsidiaries have entered into a Second Lien Pledge and Security Agreement and Irrevocable Proxy dated as of March 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, including as supplemented by this Supplement, the “Security Agreement”) in favor of the Collateral Trustee for the benefit of the Secured Parties;

WHEREAS, the Indenture requires the Additional Grantor to become a party to the Security Agreement by executing and delivering this Supplement and grant to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in the Collateral;

WHEREAS, the board of directors or equivalent governing body of the Additional Grantor has determined that the Additional Grantor’s execution and delivery of this Supplement and it becoming a party to the Security Agreement may reasonably be expected to provide substantial benefit to the Additional Grantor, directly or indirectly, and are in the best interests of the Additional Grantor;

NOW, THEREFORE, IT IS AGREED:

SECTION 1.          Defined Terms. Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Indenture or Pledge and Security Agreement.

SECTION 2.          Agreement. In accordance with Section 7.11 of the Security Agreement, the Additional Grantor, by its signature below, hereby becomes a “Grantor” under the Security Agreement in all respects and for all purposes, with the same force and effect as if originally named therein as a “Grantor”, and the Additional Grantor hereby (a) agrees to all of the covenants (including, without limitation, those set forth in Section 4 of the Security Agreement), terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) makes each representation and warranty set forth in Section 3 of the Security Agreement with regard to itself (assuming that all references in such Section 3 to the “date hereof” refer to the date of this Supplement), after giving effect to Section 4 hereof. After the date hereof, each reference to a “Grantor” in the Security Agreement shall be deemed to include the Additional Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 3.          Grant of Security Interest. In furtherance of the foregoing and to secure the prompt and indefeasible payment in full and performance of all Secured Obligations, the Additional Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Trustee, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of each of the other Secured Parties, a continuing security interest in all of the Additional Grantor’s property of the type described in Section 2.1 of the Security Agreement, whether now or hereafter existing, owned or acquired by the Additional Grantor, and wherever located.

SECTION 4.          Schedules. Schedule I, Schedule II and Schedule III of the Security Agreement are hereby automatically updated to include the information set forth on Schedule I, Schedule II and Schedule III attached hereto, respectively.

SECTION 5.          Governing Law. THIS SUPPLEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NONPERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 6.          Waiver. Notice of acceptance of this Supplement and of the Security Agreement, as supplemented hereby, is hereby waived by the Additional Grantor.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by its duly authorized representative as of the date first above written.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

Notice Address:

SCHEDULE I

to Supplement

Item A.           Pledged Interests.

1.          Corporations

Grantor	Pledged Interests Issuer (Corporation)	# of Shares Owned/ Type of Shares	Certificate No.	# of Total Outstanding Shares	% of Total Outstanding Shares Owned
[Additional Grantor]

2.          Partnerships

Grantor	Pledged Interests Issuer (Partnership)	Type of Partnership Interests Owned	% of Total Partnership Interests Owned[2]
[Additional Grantor]

3.          Limited Liability Companies

Grantor	Pledged Interests Issuer (Limited Liability Company)	Type of Interests Owned	% of Total LLC Interests Owned
[Additional Grantor]

Item B.            Pledged Notes.

Grantor	Pledged Note Issuer	Name and Date of Pledged Note	Initial Aggregate Principal Balance	Current Outstanding Principal Balance
[Additional Grantor]

2 If an entity holds both general partner and limited partner interests, please specify (i) percent of general partner and limited partner interests owned and (ii) percent of total partnership interests owned.

SCHEDULE II

to Supplement

Item A-l.            Legal Name and Location.

Legal Name of Grantor	Location
[Additional Grantor]

Item A-2.          Place of business/chief executive office.

Grantor	Place of Business/Chief Executive Office
[Additional Grantor]

Item A-3.          Taxpayer ID number.

Grantor	Taxpayer ID Number
[Additional Grantor]

Item B.            Equipment.

Grantor	Equipment Location
[Additional Grantor]

Item C.            Inventory.

Grantor	Inventory Location
[Additional Grantor]

Item D.           Goods

Grantor	Goods Location
[Additional Grantor]

Item E.            Merger or other corporate reorganization.

[_________]

Item F.            (Reserved).

Item G.           Deposit Accounts, Securities Accounts and Commodity Accounts.

Deposit Accounts:

Grantor	Depositary Institution	Account Number
[Additional Grantor]

Securities Accounts:

Grantor	Securities Intermediary	Account Number
[Additional Grantor]

Commodity Accounts:

Grantor	Commodities Intermediary	Account Number
[Additional Grantor]

Item H.           Letter-of-Credit Rights.

[_________]

Item 1.           Commercial Tort Claims.

[_________]

SCHEDULE III

to Supplement

INTELLECTUAL PROPERTY COLLATERAL

Item A. Patent Collateral.

Issued Patents
Grantor	Patent No.	Issue Date	Country	Title
[Additional Grantor]

Pending Patent Applications
Grantor	Serial No.	Filing Date	Country	Title
[Additional Grantor]

Patent Applications in Preparation
Grantor	Docket No.	Expected Filing Date	Country	Title
[Additional Grantor]

Item B. Trademark Collateral.

Registered Trademarks
Grantor	Trademark	Registration No.	Registration Date	Country
[Additional Grantor]

Pending Trademark Applications
Grantor	Trademark	Serial No.	Filing Date	Country
[Additional Grantor]

Trademark Applications In Preparation
Grantor	Docket No.	Expected Filing Date	Country	Title
[Additional Grantor]

Item C. Copyright Collateral.

Registered Copyrights/Mask Works
Grantor	Registration No.	Registration Date	Country	Title
[Additional Grantor]

Copyright/Mask Work Pending Registration Applications
Grantor	Serial No.	Filing Date	Country	Title
[Additional Grantor]

Copyright/Mask Work Registration Applications In Preparation
Grantor	Docket No.	Filing Date	Country	Title
[Additional Grantor]